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                                                                   Exhibit 10.39

                               EXCHANGE AGREEMENT

     THIS EXCHANGE AGREEMENT (the "AGREEMENT") is made as of _________ __, 2005, by and among Prestige Brands Holdings, Inc., a Delaware corporation (the "COMPANY"), Prestige International Holdings, LLC, a Delaware limited liability company ("HOLDINGS LLC"), and the common unitholders of Holdings LLC listed on the SCHEDULE OF UNITHOLDERS attached hereto under the heading "Unitholders" (the "UNITHOLDERS").

     WHEREAS, Holdings LLC and the Unitholders are parties to the Third Amended and Restated Limited Liability Company Agreement, dated as of April 6, 2004 (the "LLC AGREEMENT");

     WHEREAS, the Unitholders own all of the outstanding Common Units of Holdings LLC (the "COMMON UNITS");

     WHEREAS, the Company expects to offer its Common Stock, par value $.01 per share ("COMMON STOCK"), for sale to the public in an initial public offering pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "INITIAL PUBLIC OFFERING"); and

     WHEREAS, in order to facilitate the Initial Public Offering and pursuant to
Section 15.7(a) of the LLC Agreement, the Company, Holdings LLC and the Unitholders desire to enter into an agreement pursuant to which each Unitholder shall transfer to the Company all of the Common Units held by such Unitholder in exchange for the issuance by the Company to such Unitholder of shares of Common Stock.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

                                    ARTICLE I
                    EXCHANGE OF COMMON UNITS FOR COMMON STOCK

     1.01 AUTHORIZATION OF COMMON STOCK. The Company shall authorize the issuance to each Unitholder of the number of shares of Common Stock set forth opposite such Unitholder's name on the attached SCHEDULE OF UNITHOLDERS.

     1.02 EXCHANGE. At the Closing (as defined below), (a) the Company shall issue to each Unitholder the number of shares of Common Stock set forth opposite such Unitholder's name on the attached SCHEDULE OF UNITHOLDERS, and (b) each Unitholder shall transfer to the Company all of the Common Units then held by such Unitholder.

     1.03 CLOSING. The closing of the transactions contemplated by this Agreement (the "CLOSING") shall take place at the offices of Kirkland & Ellis LLP at 10:00 a.m. on the date hereof, or at such other place or on such other date as may be mutually agreeable to the Company and Holdings LLC. At the Closing, the Company shall deliver to each Unitholder a stock certificate evidencing the Common Stock to be issued to such Unitholder hereunder, and

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each Unitholder shall deliver to the Company unit certificates representing all of the Common Units then held by such Unitholder.

                                   ARTICLE II
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     As a material inducement to the Unitholders to enter into this Agreement and to consummate the transactions contemplated hereby, the Company hereby represents and warrants that:

     2.01 ORGANIZATION AND CORPORATE POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in every jurisdiction in which its ownership of property or conduct of business requires it to qualify. The Company has all requisite corporate power and authority and, all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

     2.02 AUTHORIZATION: NO BREACH. The execution, delivery and performance of this Agreement have been duly authorized by the Company. This Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the consummation of the transactions contemplated hereby and the fulfillment of and compliance with the respective terms hereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest charge or encumbrance upon the Company's or any Subsidiary's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under,
(v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or bylaws of the Company or any Subsidiary, or any material law, statute, rule or regulation to which the Company or any such Subsidiary is subject, or any material agreement, instrument, order, judgment or decree to which the Company or any subsidiary is subject.

                                   ARTICLE III
                        TRANSFER OF RESTRICTED SECURITIES

     3.01   GENERALLY. Restricted Securities are transferable only pursuant to
(a) public offerings registered under the Securities Act, (b) Rule 144 or Rule 144A of the Securities and Exchange Commission (or any similar rule or rules then in force) if such rule is available and (c) subject to the conditions specified in SECTION 3.02 below, any other legally available means of transfer, subject in each case to any transfer restrictions contained in any Senior Management Agreement between the Company and a particular holder of Restricted Securities.

     3.02 OPINION OF COUNSEL. In connection with the transfer of any Restricted Securities (subject in each case to any additional transfer restrictions contained in any Senior Management Agreement between the Company and a particular holder of Restricted Securities), the holder thereof shall, at the request of the Company, deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Kirkland & Ellis

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LLP or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters, to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Kirkland & Ellis LLP or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in SECTION
3.03. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this paragraph and SECTION 3.03.

     3.03 LEGEND. Each certificate for Restricted Securities shall be imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF _________ __, 2005, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER SET FORTH IN THE EXCHANGE AGREEMENT, DATED AS OF ________ __ 2005, BY AND AMONG THE ISSUER (THE "COMPANY") AND CERTAIN OF ITS STOCKHOLDERS, AS THE SAME MAY BE AMENDED FROM TIME TO TIME. A COPY OF SUCH EXCHANGE AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                                   ARTICLE IV
                         REPRESENTATIONS OF UNITHOLDERS

     In connection with the acquisition and issuance of the Common Stock, each Unitholder represents and warrants to the Company that:

     4.01 The Common Stock to be acquired by such Unitholder pursuant to this Agreement will be acquired for such Unitholder's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Common Stock will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

     4.02 Such Unitholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the distribution of Common Stock and has had full access to such other information concerning the Company as he has requested.

     4.03 This Agreement constitutes the legal, valid and binding obligation of such Unitholder, enforceable in accordance with its terms, and the execution, delivery and

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performance of this Agreement by such Unitholder does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Unitholder is a party or any judgment, order or decree to which such Unitholder is subject.

                                    ARTICLE V
                            COVENANTS OF THE COMPANY

     5.01 FINANCIAL STATEMENTS AND OTHER INFORMATION. The Company shall deliver the following to each Purchaser (so long as such Purchaser holds at least 10% of the Common Stock held by such Purchaser as of immediately after the consummation of the Initial Public Offering):

            (a) as soon as available but in any event within 30 days after the end of each monthly accounting period in each fiscal year, unaudited consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such monthly period and for the period from the beginning of the fiscal year to the end of such month, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such monthly period, all prepared in accordance with United States generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

            (b) within 90 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with United States generally accepted accounting principles, consistently applied, and accompanied by (i) with respect to the consolidated portions of such statements (except with respect to budget data), an opinion of an independent accounting firm of recognized national standing and (ii) a copy of such accounting firm's annual management letter to the Board;

            (c) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder);

            (d) at least 30 days prior to the beginning of each fiscal year, an annual budget prepared on a monthly basis for the Company and its Subsidiaries for such fiscal year (displaying anticipated statements of income and cash flows), and promptly upon preparation thereof any other significant budgets prepared by the Company and any revisions of such annual or other budgets, and within 30 days after any monthly period in which there is a material adverse deviation from the annual budget, a written notice explaining the deviation and what actions the Company has taken and proposes to take with respect thereto;

            (e)  promptly (but in any event within five business days) after:

                 (i) the discovery or receipt of notice of any default under any agreement to which the Company or any of its Subsidiaries is a party that is reasonably likely to have a Material Adverse Effect;

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                 (ii)   any litigation, action, investigation or proceeding is
commenced, or to the knowledge of the Company or any Subsidiary, is threatened to be, or has a reasonable likelihood of being (based on the existence of any material dispute with any Person or otherwise), commenced and that is, or any pending litigation, action, investigation or proceeding that becomes, reasonably likely to (A) have a material adverse effect on the ability of the Company or any Subsidiary to perform its material obligations under its agreements, (B) have a Material Adverse Effect or (C) constitute or result in a material breach of any representation, warranty, covenant or agreement set forth in any agreements;

                 (iii) any material casualty, damage, destruction, loss or forfeiture (whether or not covered by insurance and whether or not in the ordinary course of business or consistent with past practice) having a Material Adverse Effect;

                 (iv) any material change in the conduct of the business of the Company or any Subsidiary, or any material change in the manner in which the Company or any Subsidiary markets, produces, distributes or sells its products and services which has had or may reasonably be expected to have a Material Adverse Effect;

                 (v) any material change in any accounting procedures, practices or the basis of accounting of the Company or any Subsidiary; or

                 (vi) any other transaction, event or circumstance affecting the Company or any Subsidiary reasonably likely to have a Material Adverse Effect (including any material alteration or change in the business plan or strategy of the Company or any Subsidiary);

a written notice specifying the nature and period of existence thereof and what actions the Company and its Subsidiaries have taken and propose to take with respect thereto, and, to the extent applicable, until such matter(s) are finally resolved, subsequent written notice shall be delivered at the end of every 90-day period beginning after the initial written notice is required to be delivered under this SECTION 5.01(f) specifying the current status of such matter(s); for purposes of this SECTION 5.01(f), "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on the business, liabilities, operations, properties, assets, operating results, prospects or condition (financial or otherwise) of the Company or any Subsidiary;

            (f) within 10 days after transmission thereof, copies of all financial statements, proxy statements, reports and any other general written communications that the Company sends to its equityholders and copies of all registration statements and all regular, special or periodic reports that it files, or any of its officers or directors file with respect to the Company, with the Securities and Exchange Commission or with any securities exchange on which any of the Company's securities are then listed, and copies of all press releases and other statements made available generally by the Company to the public concerning material developments in the Company's and its Subsidiaries' businesses; and

            (g) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as such Purchaser may reasonably request.

     Notwithstanding the foregoing, in the event any Purchaser provides written notice to the Company of its election not to receive the foregoing statements, reports, documents or other

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information, the Company shall not deliver such statements, reports, documents or other information to such Purchaser for such period of time as such Purchaser has indicated in its written notice.

     5.02 CURRENT PUBLIC INFORMATION. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company (or its successor) shall file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder and shall take such further action as any holder or holders of Investor Common may reasonably request, all to the extent required to enable such holders to sell Restricted Securities pursuant to (i) Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission or (ii) a registration statement on Form S-2 or S-3 or any similar registration form hereafter adopted by the Securities and Exchange Commission. Upon request, the Company (or its successor) shall deliver to any holder of Investor Common a written statement as to whether it has complied with such requirements.

     5.03 PUBLIC DISCLOSURES. The Company shall not, nor shall it permit any Subsidiary to, disclose any Purchaser's or any of its Affiliates' name or identity as an investor in the Company in any press release or other public announcement or in any document or material filed with any governmental entity, without the prior written consent of such Purchaser, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure the Company shall give written notice to such Purchaser describing in reasonable detail the proposed content of such disclosure and shall permit such Purchaser to review and comment upon the form and substance of such disclosure.

     5.04 HART-SCOTT-RODINO COMPLIANCE. In connection with any transaction in which the Company is involved (a "TRANSACTION") that is required to be reported under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time (the "HSR ACT"), the Company shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice which may be required to comply with the HSR Act, and shall promptly furnish all materials thereafter requested by any of the regulatory agencies having jurisdiction over such filings, in connection with a Transaction. The Company shall take all reasonable actions and shall file and use reasonable best efforts to have declared effective or approved all documents and notifications with any governmental or regulatory bodies, as may be necessary or may reasonably be requested under federal antitrust laws for the consummation of the Transaction. Notwithstanding the foregoing, if any Purchaser, rather than the Company, is required to make a filing under the HSR Act in connection with a Transaction, the Company will provide to such Purchaser all necessary information for such filing, will facilitate such filing and will pay all fees and expenses associated with such filing.

     5.05 ADDITIONAL ACCOUNTING PROCEDURES. Upon the request of the GTCR Purchasers, the Company and its Subsidiaries will cause its accounting firm to conduct additional procedures

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with respect to, and monitor and evaluate, the Company's and any Subsidiary's executive compensation, expense reimbursement and related-party transactions policies and practices.

     5.06 EQUITY ISSUANCES. After the consummation of the Initial Public Offering, the Company shall not issue or grant any stock-based compensation to Peter C. Mann, Peter J. Anderson, Gerald F. Butler, Michael A. Fink, Eric M. Millar or Charles Schrank without the prior written consent of the GTCR Purchasers. The right of the GTCR Purchasers under this SECTION 5.06 shall terminate upon the GTCR Purchasers failing to hold at least 50% of the Common Stock held by the GTCR Purchasers as of immediately after the closing of the Company's Initial Public Offering.

     5.07 EXPENSES. The Company agrees to pay, and hold each Purchaser harmless against liability for the payment of, (i) the reasonable fees and expenses of its counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement, (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Senior Management Agreements, the Registration Agreement and the other agreements contemplated hereby, (iii) stamp and other taxes that may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any Common Stock acquired hereunder, (iv) the fees and expenses incurred with respect to the interpretation or enforcement of the rights granted under this Agreement, the Senior Management Agreements, the Registration Agreement, and the other agreements contemplated hereby and (v) such reasonable travel expenses, legal fees and other out-of-pocket fees and expenses as have been or may be incurred by any Purchaser, its Affiliates or its Affiliates' directors, officers or employees in connection with any Company-related financing or in connection with the rendering of any other services by a Purchaser or its Affiliates (including, but not limited to, fees and expenses incurred in attending Board or other Company-related meetings).

                                   ARTICLE VI
                                   DEFINITIONS

     For the purposes of this Agreement, the following terms have the meanings set forth below:

     "AFFILIATE" of any particular Person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity. For purposes of this Agreement, all holdings of Common Stock by Persons who are Affiliates of each other shall be aggregated for purposes of meeting any threshold tests under this Agreement.

     "BOARD" means the Company's board of directors.

     "GTCR PURCHASER" means each of GTCR Fund VIII, L.P., a Delaware limited partnership, GTCR Fund VIII/B, L.P., a Delaware limited partnership, GTCR Co-Invest II, L.P., a Delaware limited partnership, and any investment fund managed by GTCR Golder Rauner II, L.L.C. or GTCR Golder Rauner, L.L.C. that becomes a holder of Common Stock.

     "INVESTOR COMMON" means (i) any shares of Common Stock issued to the Purchasers pursuant to this Agreement and (ii) any shares of Common Stock issued or issuable with respect

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to the shares of Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of stock, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Common, such shares shall cease to be Investor Common when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or
(b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

     "MAJORITY HOLDERS" means the holders of a majority of the Investor Common.

     "PERSON" means an individual, a partnership, a corporation, a limited liability company, association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "PURCHASER" mean each of the GTCR Purchasers, the TCW/Crescent Purchasers and GTCR Capital Partners, L.P., a Delaware limited partnership.

     "REGISTRATION AGREEMENT" means the Amended and Restated Registration Agreement, dated as of the date hereof, among the Company and the Unitholders.

     "RESTRICTED SECURITIES" means (i) the Common Stock issued hereunder and
(ii) any securities issued with respect to the securities referred to in clause
(i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) become eligible for sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act or
(c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in SECTION 3.03 have been delivered by the Company in accordance with SECTION 3.02. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in SECTION 3.03.

     "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

     "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

     "SENIOR MANAGEMENT AGREEMENT" means any Senior Management Agreement entered into from time to time among the Company, or any Subsidiary and its executives, as the same may be amended from time to time pursuant to the terms thereof.

     "SUBSIDIARY" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

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     "TCW/CRESCENT PURCHASER" means each of TCW/Crescent Mezzanine Partners III,
L.P., a Delaware limited partnership, TCW/Crescent Mezzanine Trust III, a Delaware business trust, and TCW/Crescent Mezzanine Partners III Netherlands, L.P., a Delaware limited partnership, any of their Affiliates or any investment fund for whom Trust Company of the West or any Affiliate of Trust Company of the West acts as an account manager.

                                   ARTICLE VII
                                  MISCELLANEOUS

     7.01 REMEDIES. The Unitholders shall have all rights and remedies set forth in this Agreement and all of the rights which the Unitholders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     7.02 CONSENT TO AMENDMENTS. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Majority Holders. No other course of dealing between the Company and any Unitholder or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such Person.

     7.03 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Unitholder or on such Unitholder's behalf.

     7.04 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     7.05 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     7.06 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, anyone of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     7.07 DESCRIPTIVE HEADINGS: INTERPRETATION. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

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     7.08   GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits and schedules hereto shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     7.09 NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable express courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, at the address indicated on the Company's corporate records for such Person.

     7.10 ENTIRE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement embodies the complete agreement among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                                    * * * * *


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     IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.


                           PRESTIGE BRANDS HOLDINGS, INC.

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Its:
                               ------------------------------------------------


                           PRESTIGE INTERNATIONAL HOLDINGS, LLC

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Its:
                               ------------------------------------------------


                           GTCR FUND VIII, L.P.

                           By: GTCR Partners VIII, L.P.
                           Its:  General Partner

                           By:  GTCR Golder Rauner II, L.L.C.
                           Its: General Partner

                           By:
                                  ---------------------------------------------
                           Name:  David A. Donnini
                           Its:   Principal


                           GTCR FUND VIII/B, L.P.

                           By:  GTCR Partners VIII, L.P.
                           Its: General Partner

                           By:  GTCR Golder Rauner II, L.L.C.
                           Its: General Partner

                           By:
                                  ---------------------------------------------
                           Name:  David A. Donnini
                           Its:   Principal


                      SIGNATURE PAGES TO EXCHANGE AGREEMENT

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                           GTCR CO-INVEST II, L.P.

                           By:  GTCR Golder Rauner II, L.L.C.
                           Its: General Partner

                           By:
                                  ---------------------------------------------
                           Name:  David A. Donnini
                           Its:   Principal


                           GTCR CAPITAL PARTNERS, L.P.

                           By:  GTCR Mezzanine Partners, L.P.
                           Its: General Partner

                           By:  GTCR Partners VI, L.P.
                           Its: General Partner

                           By:  GTCR Golder Rauner, L.L.C.
                           Its: General Partner

                           By:
                                  ---------------------------------------------
                           Name:  David A. Donnini
                           Its:   Principal


                           TCW/CRESCENT MEZZANINE PARTNERS III, L.P.
                           TCW/CRESCENT MEZZANINE TRUST III
                           TCW/CRESCENT MEZZANINE PARTNERS III
                               NETHERLANDS, L.P.

                           By:  TCW/Crescent Mezzanine Management III, __ L.L.C.
                           Its: Investment Manager

                           By:  TCW Asset Management Company
                           Its: Sub-Advisor

                           By:
                              -------------------------------------------------
                           Name:
                                -----------------------------------------------
                           Title:
                                 ----------------------------------------------


                           ----------------------------------
                           Peter C. Mann


                      SIGNATURE PAGES TO EXCHANGE AGREEMENT

                           ----------------------------------
                           Peter J. Anderson


                           ----------------------------------
                           Michael A. Fink


                           ----------------------------------
                           Gerald F. Butler


                           ----------------------------------
                           Eric M. Millar


                           ----------------------------------
                           Charles Schrank


                           ----------------------------------
                           Carlton Blackburn


                           ----------------------------------
                           Ron Franko


                           ----------------------------------
                           Robert Dooley


                           ----------------------------------
                           Brian Fisher


                           ----------------------------------
                           Steve Garcia


                           ----------------------------------
                           Philip Henschel


                           ----------------------------------
                           Sam Blankenship


                      SIGNATURE PAGES TO EXCHANGE AGREEMENT

                           ----------------------------------
                           David Talbert


                           ----------------------------------
                           Kirk T. Anderson


                           ----------------------------------
                           Rita Holmes


                           ----------------------------------
                           Elaine Connolly


                           ----------------------------------
                           Adam Blumenthal


                           ----------------------------------
                           Steven Kornhauser


                           ----------------------------------
                           Mark Zabrowsky


                           ----------------------------------
                           Douglas Mann


                           ----------------------------------
                           Christopher Maynard


                           ----------------------------------
                           Fred Goldsmith


                           ----------------------------------
                           Cheryl Yancey-Biron


                      SIGNATURE PAGES TO EXCHANGE AGREEMENT

                           ----------------------------------
                           James Rogers


                           ----------------------------------
                           Harris Semegram


                           ----------------------------------
                           Dale Johnson


                           ----------------------------------
                           Victoria Ann DeCora


                           ----------------------------------
                           Julie McKnight


                           ----------------------------------
                           Lynda Yazzolino


                           ----------------------------------
                           John Capalongo


                           ----------------------------------
                           Richard Thome


                           ----------------------------------
                           Keith Kolakoski


                           ----------------------------------
                           Robert Pritchard


                           ----------------------------------
                           Kyra Malinich


                           ----------------------------------
                           Judy Manus


                      SIGNATURE PAGES TO EXCHANGE AGREEMENT

                           ----------------------------------
                           Phillip Kennedy


                           ----------------------------------
                           Dru-Anne Heun


                           ----------------------------------
                           Sally Walton


                      SIGNATURE PAGES TO EXCHANGE AGREEMENT

                             SCHEDULE OF UNITHOLDERS


                                  See attached.

                                       17